SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 20, 2000



                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                              333-76801                       52-1495132
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)



343 Thornall Street,  Edison,  New Jersey                          08837
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (732) 205-0600



                                 Not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5.       Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Lehman Brothers Inc. which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------
            (99)                                Computational Materials
                                                prepared by Lehman Brothers
                                                Inc. in connection with Chase
                                                Mortgage Finance Corporation,
                                                Multi-Class Mortgage
                                                Pass-Through Certificates,
                                                Series 2000-S4.

            Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHASE MORTGAGE FINANCE CORPORATION



April 24, 2000

                                   /s/ Eileen Lindblom
                                   ---------------------------------------------
                                   Name:  Eileen Lindblom
                                   Title: Vice President

                      INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.       Description                                     Electronic
-----------       -----------                                     ----------
(E)

(99)              Computational Materials prepared by                   (P)
                  Lehman Brothers Inc. in connection with Chase
                  Mortgage Finance Corporation, Multi-Class
                  Mortgage Pass-Through Certificates,
                  Series 2000-S4.